                                  EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of New World Brands, Inc. (the "Company")
on Form 10-KSB for the year ended May 31, 2002, as filed with the Securities and
Exchange Commission on the date hereof (the "Report"), I, Allen Salzman, Chief
Executive Officer of the Company, certify, pursuant to 18 U.S.C.ss. 1350, as adopted pursuant toss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)      The Report fully  complies  with the  requirements  of section
13(a) or 15(d) of the  Securities Exchange Act of 1934; and

         (2)      The  information  contained  in the  Report  fairly  presents, in  all  material  respects,  the financial condition and result of operations of the Company.

                                                     /s/ Allen Salzman
                                                     ------------------------
                                                     Allen Salzman
                                                     Chief Executive Officer
                                                     August 28, 2002